UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

Item 1. Consolidated Schedule of Investments and Schedule 12-14

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
40.1% of net assets at value

Privately Held Companies (Illiquid) (3) -
19.1% of net assets at value

AutoTech Ventures Management I, LLC (4)(5)(6)
Venture capital investing in automotive-related companies		Asset Management & Custody Banks
LLC Interests (acquired 12/1/17)	(M) (L3)		$0	0	$0

D-Wave Systems, Inc. (4)(5)(7)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		1,002,074	1,144,869	2,070,906
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		487,804	450,450	831,961
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		748,473	855,131	1,579,389
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		248,049	269,280	518,797
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		238,323	258,721	498,454
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(M) (L3)		909,088	460,866	1,207,131
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		736,019	678,264	1,252,723
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		659,493	513,900	1,036,359
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		633,631	493,747	995,718
Warrants for Common Stock expiring 5/12/19 (acquired 5/12/14)	(M) (L3)		26,357	20,415	10,498
			5,689,311		10,001,936

Fleet Health Alliance, LLC (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(M) (L3)		225,000	$225,000	225,000

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
40.1% of net assets at value (cont.)

Privately Held Companies (Illiquid) (3) -
19.1% of net assets at value (cont.)

Genome Profiling, LLC (4)		Life Sciences Tools & Services
Developing a platform to analyze and understand the epigenome
Unsecured Convertible Bridge Note, 8%, (acquired 8/4/16, maturing 8/4/19)	(M) (L3)		$230,000	$230,000	$345,000

Magnolia Neurosciences Corporation (4)(5)(8)		Pharmaceuticals
Developing and commercializing novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	862,872	864,623

Nanosys, Inc. (4)(5)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I) (L3)		1,500,000	803,428	912,661
Series D Convertible Preferred Stock (acquired 11/7/05)	(I) (L3)		3,000,003	1,016,950	1,806,998
Series E Convertible Preferred Stock (acquired 8/13/10)	(I) (L3)		496,573	433,688	791,313
			4,996,576		3,510,972

NanoTerra, Inc. (4)(5)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I) (L3)		69,168	4,462	39
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		35,403	47,508	50,669
			104,571		50,708

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
40.1% of net assets at value (cont.)

Privately Held Companies (Illiquid) (3) -
19.1% of net assets at value (cont.)

Petra Pharma Corporation (4)(5)(9)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-1/8/18)	(I) (L3)		$1,894,798	1,894,798	$882,263
Secured Convertible Bridge Note, 7% PIK, (acquired 8/30/18, maturing 1/31/19)	(M) (L3)		372,017	$369,748	372,017
			2,266,815		1,254,280

Phylagen, Inc. (4)		Research & Consulting Services
Developing technology to improve human health and business productivity
Secured Convertible Bridge Note, 5% PIK, (acquired 2/5/15, maturing 6/12/19)	(M) (L3)		236,548	$200,000	373,497
Secured Convertible Bridge Note, 5% PIK, (acquired 6/5/15, maturing 6/12/19)	(M) (L3)		11,663	$10,000	18,415
			248,211		391,912

Total Unaffiliated Privately Held Companies (cost: $14,623,356)					$16,644,431

Unaffiliated Publicly Traded Securities (10) -
21.0% of net assets at value

Adesto Technologies Corporation (5)		Semiconductors
Developing low-power, high-performance memory devices
Common Stock (acquired 10/27/15-9/27/18)	(M) (L1)		$5,960,164	979,400	$5,827,430

Airgain, Inc. (5)(8)		Electronic Components
Providing advanced antenna technologies for high-performance wireless networking
Common Stock (acquired 6/4/18-6/29/18)	(M) (L1)		1,625,270	190,084	2,497,704

Emcore Corporation (5)		Communications Equipment
Providing mixed-signal optical products
Common Stock (acquired 5/3/18-9/19/18)	(M) (L1)		2,688,299	565,628	2,686,733

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Unaffiliated Companies (2) -
40.1% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities (10) -
21.0% of net assets at value (cont.)

Lantronix, Inc. (5)(8)		Communications Equipment
Providing secure data access and management solutions
Common Stock (acquired 9/18/18)	(M) (L1)		$1,000,000	250,000	$1,017,500

Mersana Therapeutics, Inc. (5)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12-9/28/18)	(M) (L1)		4,317,173	275,155	2,751,550

OpGen, Inc. (5)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M) (L2)		425,579	12,033	3,114
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		785	1,248	618
			426,364		3,732

PDL BioPharma, Inc. (5)(8)		Biotechnology
Owner of royalty rights, debt securities and other assets in life science sectors
Common Stock (acquired 8/31/18-9/14/18)	(M) (L1)		1,183,826	500,000	1,315,000

Synacor, Inc. (5)		Application Software
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-8/2/18)	(M) (L1)		4,044,745	1,402,165	2,243,464

Total Unaffiliated Publicly Traded Securities (cost: $21,245,841)					$18,343,113

Total Investments in Unaffiliated Companies (cost: $35,869,197)					$34,987,544

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
42.5% of net assets at value

Privately Held Companies (Illiquid) (11) -
30.6% of net assets at value

ABSMaterials, Inc. (4)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		$435,000	390,000	$5,924
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,217,644	1,037,751	416,876
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/18)	(M) (L3)		121,589	$100,000	121,589
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		28,025	$25,000	28,025
			1,802,258		572,414

AgBiome, LLC (4)(5)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I) (L3)		2,000,000	2,000,000	10,483,248
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I) (L3)		521,740	417,392	2,222,038
Series B Convertible Preferred Stock (acquired 8/7/15)	(I) (L3)		500,006	160,526	952,756
			3,021,746		13,658,042

Coba Therapeutics Corporation (4)(8)
Developing therapeutics for obesity, diabetes and liver diseases		Pharmaceuticals
Unsecured Convertible Bridge Note, 6% PIK, (acquired 2/27/18, maturing 2/27/19)	(M) (L3)		150,697	$145,530	150,697

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
42.5% of net assets at value (cont.)

Privately Held Companies (Illiquid) (11) -
30.6% of net assets at value (cont.)

EchoPixel, Inc. (4)(5)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		$1,250,000	4,194,630	$1,025,822
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		500,000	1,476,668	367,867
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		350,000	1,471,577	438,671
			2,100,000		1,832,360

Ensemble Therapeutics Corporation (4)(5)(12)		Pharmaceuticals
Developed DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics
Series B Convertible Preferred Stock (acquired 6/6/07)	(I) (L3)		2,000,000	1,449,275	0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I) (L3)		551,553	492,575	86,104
			2,551,553		86,104

Essential Health Solutions, Inc. (4)(5)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		20	200,000	125,821
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,755,878
			2,750,020		2,881,699

Lodo Therapeutics Corporation (4)(5)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	658,190	781,379

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
42.5% of net assets at value (cont.)

Privately Held Companies (Illiquid) (11) -
30.6% of net assets at value (cont.)

NGX Bio, Inc. (4)(5)		Research & Consulting Services
Developing translational genomics solutions
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(M) (L3)		$500,002	666,667	$135,975
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(M) (L3)		499,999	329,989	101,981
Series Seed 3 Convertible Preferred Stock (acquired 6/26/17)	(M) (L3)		686,329	666,001	152,139
			1,686,330		390,095

ORIG3N, Inc. (4)(5)		Health Care Technology
Developing precision medicine applications for induced pluripotent stems cells
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		500,000	1,195,315	1,261,746
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,500,000	1,364,666	1,463,379
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		200,002	176,386	193,162
			2,200,002		2,918,287

Produced Water Absorbents, Inc. (4)(13)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M) (L3)		7,670,281	50,243,350	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		65,250	450,000	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		2,276,104	$2,533,766	0
			10,011,635		0

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Non-Controlled Affiliated Companies (2) -
42.5% of net assets at value (cont.)

Privately Held Companies (Illiquid) (11) -
30.6% of net assets at value (cont.)

TARA Biosystems, Inc. (4)(5)		Life Sciences Tools & Services
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		$20	2,000,000	$658,457
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		2,545,493	6,878,572	2,831,460
			2,545,513		3,489,917

Total Non-Controlled Affiliated Privately Held Companies (cost: $29,477,944)					$26,760,994

Non-Controlled Affiliated Publicly Traded Securities (14) -
11.9% of net assets at value

TheStreet, Inc. (4)(5)(15)		Financial Exchanges & Data
Providing financial news and proprietary data to consumers and businesses
Common Stock (acquired 4/19/17-5/18/18)	(M) (L1)		$4,949,734	4,668,552	$10,270,814
Stock Options for Common Stock Expiring 1/1/25 (acquired 1/1/18)	(I) (L3)		0	3,333	2,544
Stock Options for Common Stock Expiring 5/18/25 (acquired 5/18/18)	(I) (L3)		0	10,000	4,588
Restricted Stock Units (acquired 5/18/18)	(M) (L3)		0	33,333	69,094
			4,949,734		10,347,040

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $4,949,734)					$10,347,040

Total Investments in Non-Controlled Affiliated Companies (cost: $34,427,678)					$37,108,034

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investments in Controlled Affiliated Companies (2) -
4.6% of net assets at value

Privately Held Companies (Illiquid) (16) -
4.6% of net assets at value

Black Silicon Holdings, Inc. (4)(12)(17)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		$750,000	233,499	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		890,000	2,966,667	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,445,000	4,207,537	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,169,561	1,892,836	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,171,316	1,674,030	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		1,444,368	$1,278,453	105,070
			7,870,245		105,070

HALE.life Corporation (4)(5)(9)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(M) (L3)		10	1,000,000	10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M) (L3)		1,896,920	23,081,580	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17, no maturity date)	(M) (L3)		2,000,000	$2,000,000	2,000,000
			3,896,930		3,896,930

Total Controlled Affiliated Privately Held Companies (cost: $11,767,175)					$4,002,000

Total Investments in Controlled Affiliated Privately Held Companies (cost: $11,767,175)					$4,002,000

Total Investments in Privately Held Companies and Publicly Traded Securities (cost: $82,064,050)					$76,097,578

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Method of Valuation (1)	Industry	Cost	Shares/ Principal	Value

Investment in Equity Method Privately Held Company (18) -
0.2% of net assets at value

Privately Held Company (Illiquid) (18) -
0.2% of net assets at value

Accelerator IV-New York Corporation (4)(5)(9)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-12/5/17)	(E)		$148,146	719,427	$148,146

Total Investment in Equity Method Privately Held Company (cost: $148,146)					$148,146

Total Investments (cost: $82,212,196)					$76,245,724

Derivative Investments

Unaffiliated Rights to Payments (Illiquid) (19) -
2.5% of net assets at value

Amgen, Inc. (4)(5)(20)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I) (L3)		$548,998	$548,998	$2,195,701

Xenio Holdings, Inc. (4)(5)(21)		Technology Hardware, Storage & Peripherals
Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17)	(I) (L3)		0	$0	0

Total Unaffiliated Rights to Payments (cost: $548,998)					$2,195,701

Total Derivative Investments (cost: $548,998)					$2,195,701

Total Investments and Derivatives (cost: $82,761,194)					$78,441,425

OTHER ASSETS (INCLUDING CASH) MINUS LIABILITIES					$8,918,303

NET ASSETS (equivalent to $2.81 per share based on 31,121,562 shares of common stock outstanding)					$87,359,728

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2018 (UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)	See "Note 1. Investment Valuation Procedures."

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(3)
The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $14,623,356. The gross unrealized appreciation based on the tax cost for these securities is $4,573,077. The gross unrealized depreciation based on the tax cost for these securities is $2,552,002.

(4)	We are subject to legal restrictions on the sale of some or all of our securities in this company. The total amount of restricted securities held is $49,824,954, or 57.0 percent of net assets.

(5)	Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.

(6)
We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. We are not investors in AutoTech. The LLC interests have a capital percentage of 0 percent.

(7)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation.

(8)	Initial investment was made in 2018.

(9)	See "Note 4. Commitments and Contingencies."

(10)
The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded securities is $21,245,841. The gross unrealized appreciation based on the tax cost for these securities is $1,021,108. The gross unrealized depreciation based on the tax cost for these securities is $3,923,836.

(11)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $29,477,944. The gross unrealized appreciation based on the tax cost for these securities is $12,553,853. The gross unrealized depreciation based on the tax cost for these securities is $15,270,803.

(12)	Represents a non-operating entity that exists to collect future payments from licenses or other engagements and/or monetize assets for future distributions to investors and debt holders.

(13)	Produced Water Absorbents, Inc., also does business as ProSep, Inc. We placed our senior secured debt of this company on non-accrual status during the third quarter of 2018.

(14)
The aggregate cost for federal income tax purposes of investments in non-controlled affiliated publicly traded securities is $4,949,734. The gross unrealized appreciation based on the tax cost for these securities is $5,397,306. The gross unrealized depreciation based on the tax cost for these securities is $0.

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2018 (UNAUDITED)

(15)
The stock options and restricted stock units were issued to Kevin Rendino for service on the Board of Directors of TST. Mr. Rendino entered into an assignment and assumption agreement with us that transfers all beneficial and voting interest to us. The stock options issued in May 2018 and the restricted stock issued in May 2018 are subject to vesting and therefore considered restricted securities as of September 30, 2018.

(16)
The aggregate cost for federal income tax purposes of investments in controlled affiliated privately held companies is $11,767,175. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $7,765,175.

(17)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx were converted into securities of Black Silicon Holdings.  SiOnyx was then acquired by an undisclosed buyer.  Black Silicon Holdings owns a profit interest in the undisclosed buyer. We placed our secured convertible bridge note on non-accrual status during the second quarter of 2018.

(18)
The aggregate cost for federal income tax purposes of investments in our equity method privately held company is $148,146. Under the equity method, investments are carried at cost, plus or minus the Company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9 percent of Accelerator IV-New York Corporation.

(19)
The aggregate cost for federal income tax purposes of investments in unaffiliated rights to payments is $548,998. The gross unrealized appreciation based on the tax cost for these securities is $1,646,703. The gross unrealized depreciation based on the tax cost for these securities is $0.

(20)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(21)
In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying unaudited notes are an integral part of this consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS
AS OF SEPTEMBER 30, 2018 (UNAUDITED)

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission ("SEC") and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide proposed valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements and Disclosures," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

Our investment in Accelerator IV-New York Corporation is accounted for under the equity method of accounting as it represents non-controlling interest in operating entities that provide investment advisory services to the Company. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's consolidated schedule of investments. The difference could be material.

NOTE 2. FAIR VALUE OF INVESTMENTS

At September 30, 2018, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	September 30, 2018

Privately Held Portfolio Companies:

Preferred Stock	$0	$0	$42,822,621	$42,822,621
Bridge Notes	0	0	3,739,310	3,739,310
Common Stock	0	0	784,288	784,288
Warrants	0	0	61,206	61,206
Senior Secured Debt	0	0	0	0
LLC Interests	0	0	0	0

Publicly Traded Portfolio Companies:

Common Stock	$28,610,195	$0	$0	$28,610,195
Warrants	0	3,114	618	3,732
Restricted Stock Units and Stock Options	0	0	76,226	76,226

Total Investments:	$28,610,195	$3,114	$47,484,269	$76,097,578

Derivative Investments:

Rights to Milestone Payments	$0	$0	$2,195,701	$2,195,701

Total Financial Assets:	$28,610,195	$3,114	$49,679,970	$78,293,279

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	September 30, 2018	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Price Per Share	$1.30 ($1.30)
			Volatility	79.4% (79.4%)
Preferred Stock	$2,918,287	Hybrid Approach	Time to Exit / Cash Flows (Years)	4.7 (4.7)
			Probability of Achieving Independent Milestones	12.5% (12.5%)
			Probability of Achieving Dependent Milestones	30.7% - 85.3% (59.6%)
			Price Per Share	$0.30 - $6.33 ($3.62)
			Public Comparable Adjustment (Including Non-Performance Risk)	-80.4% - 19.0% (-2.2%)
			Volatility	45.1% - 91.6% (72.3%)
Preferred Stock	27,625,881	Income Approach	Time to Exit / Cash Flows (Years)	1.8 - 8.3 (5.2)
			Volatility	64.9% (64.9%)
			Revenue Multiples	2.0 (2.0)
			Time to Exit (Years)	0.3 (0.3)
			Discount for Lack of Marketability	7.9% (7.9%)
Preferred Stock	12,278,453	Market Approach	Price Per Share	$0.00 - $1.95 ($1.65)
			Estimated Value to Cost Ratio at Payout	0.07 (0.07)
Bridge Notes	3,739,310	Market Approach	Estimated Value to Cost Ratio at Conversion	1.00 - 1.58 (1.11)
			Discount for Lack of Marketability	11.8% (11.8%)
			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Volatility	45.1% - 79.4% (73.9%)
			Time to Exit (Years)	5.0 - 6.3 (5.2)
Common Stock	784,278	Income Approach	Price Per Share	$0.40 - $1.00 ($0.50)
			Volatility	59.2% (59.2%)
			Revenue Multiples	1.6 (1.6)
			Time to Exit (Years)	0.7 (0.7)
			Discount for Lack of Marketability	12.1% (12.1%)
Common Stock	10	Market Approach	Price Per Share	$0.00001 ($0.00001)
			Price Per Share	$1.55 - $2.21 ($2.15)
			Volatility	56.5% - 101.5% (57.3%)
Warrants	51,326	Income Approach	Time to Exit (Years)	2.4 - 6.4 (4.01)
Warrants	10,498	Market Approach	Price Per Share	$0.00 - $0.51 ($0.51)
			Revenue Multiple	1.6x (1.6x)
			Exit Date	0.7 (0.7)
			Volatility Rate	59.2% (59.2%)
Senior Secured Debt	0	Market Approach	Discount for Lack of Marketability	12.1% (12.1%)
LLC Interests	0	Income Approach	Estimated Distributable Profits	$0 ($0)

	September 30, 2018	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))
			Volatility	47.5% (47.5%)
Restricted Stock Units and Stock Options	$7,132	Income Approach	Time to Exit (Years)	0.3 (0.3)
			Discount for Lack of Marketability	5.8% (5.8%)
			Volatility	47.5% (47.5%)
Restricted Stock Units and Stock Options	69,094	Market Approach	Time to Exit	0.3 (0.3)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (75.0%)
			Probability of Achieving Dependent Milestones	18.8% - 75.0% (51.0%)
Rights to Payments	2,195,701	Income Approach	Time to Cash Flows (Years)	1.3 - 6.3 (3.4)

Total	$49,679,970

(a) Weighted average based on fair value at September 30, 2018.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 preferred stock, bridge note and private common stock investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments

Rights to payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., which merged with one of our former portfolio companies, Xenio Systems, Inc., in the event of a sale of Xenio Holdings, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities either by an income or market approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. The market approach distributes an estimated value of the entity through the liquidation waterfall to derive value. Common inputs for valuing by the market approach include: multiples of publicly traded comparable companies, time to expected return/exit, discounts for lack of marketability and probability weighted expected return models.

Changes in Valuation Approaches

During the period ended September 30, 2018, the following changes in valuation methodology occurred since December 31, 2017:

•
We changed the valuation methodology of our securities of NGX Bio., from the income approach to the market approach owing to changes in the inputs used to derive value, particularly related to potential paths to exit.

•
We changed the valuation methodology of our securities of ORIG3N, Inc., from the income approach to the hybrid approach owing to changes in the inputs used to derive value, particularly related to potential paths to exit.

•
We changed the valuation methodology of our securities of Black Silicon Holdings, Inc., from the income approach to the market approach owing to changes in the inputs used to derive value, particularly related to potential paths to exit.

Changes in Investment Categories

During the period ended September 30, 2018, the following changes in investment categories occurred since December 31, 2017:

•
Adesto Technologies Corporation's classification as a non-controlled affiliated publicly traded securities changed to an unaffiliated publicly traded securities due to us owning less than 5 percent of the company's outstanding securities as of the end of this period.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of September 30, 2018.

Industry	Value as of September 30, 2018	% of Net Assets	Value as of September 30, 2018	% of Net Assets
Application Software			$2,243,464	2.6%
Unaffiliated Portfolio Companies	$2,243,464	2.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			6,265,983	7.2%
Unaffiliated Portfolio Companies	6,265,983	7.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			3,704,233	4.2%
Unaffiliated Portfolio Companies	3,704,233	4.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Components			2,497,704	2.9%
Unaffiliated Portfolio Companies	2,497,704	2.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			13,658,042	15.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	13,658,042	15.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Financial Exchanges & Data			10,347,040	11.8%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	10,347,040	11.8%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			1,832,360	2.1%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	1,832,360	2.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			9,921,916	11.4%
Unaffiliated Portfolio Companies	225,000	0.3%
Non-Controlled Affiliated Portfolio Companies	5,799,986	6.6%
Controlled Affiliated Portfolio Companies	3,896,930	4.5%
Life Sciences Tools & Services			3,834,917	4.4%
Unaffiliated Portfolio Companies	345,000	0.4%
Non-Controlled Affiliated Portfolio Companies	3,489,917	4.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2018	% of Net Assets	Value as of September 30, 2018	% of Net Assets
Oil & Gas Equipment & Services			$0	0.0%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			3,137,083	3.6%
Unaffiliated Portfolio Companies	2,118,903	2.4%
Non-Controlled Affiliated Portfolio Companies	1,018,180	1.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			980,861	1.1%
Unaffiliated Portfolio Companies	442,620	0.5%
Non-Controlled Affiliated Portfolio Companies	538,241	0.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			5,932,500	6.8%
Unaffiliated Portfolio Companies	5,827,430	6.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	105,070	0.1%
Specialty Chemicals			4,083,386	4.7%
Unaffiliated Portfolio Companies	3,510,972	4.0%
Non-Controlled Affiliated Portfolio Companies	572,414	0.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			10,001,936	11.4%
Unaffiliated Portfolio Companies	10,001,936	11.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%

Total	$78,441,425		$78,441,425

NOTE 4. COMMITMENTS AND CONTINGENCIES

On July 21, 2014, the Company invested in Accelerator IV-New York Corporation ("Accelerator"), a company that will identify emerging biotechnology companies for the Company to invest in directly. The investment consists of an operating capital commitment and an investment commitment to be invested in the identified portfolio companies over a five-year period. During the third quarter of 2016, the board of directors of Accelerator voted to modify the operating commitment and investment commitment distributions, which resulted in the Company's operating commitment to be set at $833,333 and investment commitment to be set at $3,166,667. During the quarter ended September 30, 2018, Accelerator called $0 in operating capital and $862,872 in investment capital to fund a new tenant company, Magnolia Neurosciences Corporation. As of September 30, 2018, the Company had remaining unfunded commitments of $113,906 and $475,025, or approximately 13.7 percent and 15.0 percent, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

If the Company defaults on these commitments, the other investors may purchase the Company's shares of Accelerator and any tenant companies of the Accelerator, currently Coba Therapeutics Corporation, Lodo Therapeutics Corporation, Magnolia Neurosciences Corporation, and Petra Pharma Corporation, for $0.001 per share. The combined value of Accelerator, Coba Therapeutics Corporation, Lodo Therapeutics Corporation, Magnolia Neurosciences Corporation, and Petra Pharma Corporation is $3,199,125, or $0.10 per share as of September 30, 2018. In the event of default, the Company would still be required to contribute the remaining operating commitment.

The Company's most recent investments in HALE.life Corporation ("HALE"), and Petra Pharma Corporation, were in rounds of financing that include investment of additional capital upon achievement of certain quantitative and qualitative milestones. The original additional investment of $1 million in HALE was reduced to $500,000 upon mutual agreement between us and HALE. This additional $500,000 was invested in HALE in October 2018. We have no further contingent obligations to invest additional capital in HALE.life Corporation. The remaining portion of the additional investment in Petra was reduced to $260,504 following our investment of $369,748 in August 2018. The milestones that would trigger the remaining potential investment in Petra Pharma Corporation has yet to occur. Should these milestones be successfully achieved and the Company decides to not invest such capital, the securities held by the Company in Petra may be subject to punitive action including, but not limited to, conversion from preferred stock to common stock and/or repurchase by the respective companies at a substantial discount to current carrying value. Additionally, portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in similar outcomes that could negatively impact the value of the Company's securities of those portfolio companies.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey. Upon an event of default, the leases each provide that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 5. SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of September 30, 2018, through the date these consolidated schedule of investments were issued, and include the following:

On October 18, 2018, we made a $500,000 follow-on investment in HALE.life Corporation.

NOTE 6. INVESTMENTS IN AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/17	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 9/30/18
MAJORITY OWNED CONTROLLED INVESTMENTS (E):
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series C Convertible Preferred Stock	0	0	0	0	0	0	0
	Secured Convertible Bridge Notes (G)	25,569	0	288,759	0	(183,689)	(209,258)	105,070
HALE.life Corporation	Common Stock	$0	$0	$10	$0	$0	$0	$10
	Series Seed Convertible Preferred Stock	0	0	1,896,920	0	0	0	1,896,920
	Convertible Bridge Notes	0	0	2,000,000	0	0	0	2,000,000
SynGlyCo, Inc.	Common Stock	$0	$(2,729,817)	$0	$0	$0	$2,729,817	$0
	Series A' Convertible Preferred Stock	0	(4,855,627)	0	0	0	4,855,627	0
	Senior Convertible Bridge Notes	0	(27,857)	30,000	0	(30,000)	47,857	0
Total Majority Owned Controlled Investments		$25,569	$(7,613,301)	$4,215,689	$0	$(213,689)	$7,424,043	$4,002,000
Total Controlled Affiliated Companies		$25,569	$(7,613,301)	$4,215,689	$0	$(213,689)	$7,424,043	$4,002,000

NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$0	$64,160	$0	$(58,236)	$(58,236)	$5,924
	Series B Convertible Preferred Stock	0	0	527,055	0	(110,179)	(110,179)	416,876
	Secured Convertible Bridge Note	7,480	0	142,134	7,480	0	0	149,614

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/17	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 9/30/18
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (F):
AgBiome, LLC	Series A-1 Convertible Preferred Stock	$0	$0	$8,583,935	$1,899,313	$0	$1,899,313	$10,483,248
	Series A-2 Convertible Preferred Stock	0	0	1,838,865	383,173	0	383,173	2,222,038
	Series B Convertible Preferred Stock	0	0	884,777	67,979	0	67,979	952,756
Coba Therapeutics Corporation	Convertible Bridge Note	$5,167	$0	$0	$150,697	$0	$0	$150,697
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$945,726	$80,096	$0	$80,096	$1,025,822
	Series Seed-2 Convertible Preferred Stock	0	0	337,930	29,937	0	29,937	367,867
	Series A-2 Convertible Preferred Stock	0	0	412,209	26,462	0	26,462	438,671
Ensemble Therapeutics Corporation	Series B Convertible Preferred Stock	$0	$0	$0	$0	$0	$0	$0
	Series B-1 Convertible Preferred Stock	0	90,105	173,143	0	(87,039)	(64,513)	86,104
Essential Health Solutions, Inc.	Common Stock	$0	$0	$145,218	$0	$(19,397)	$(19,397)	$125,821
	Series A Convertible Preferred Stock	0	0	3,169,662	0	(413,784)	(413,784)	2,755,878
HZO, Inc.	Common Stock	$0	$(155,666)	$473,896	$0	$(473,896)	$192,771	$0
	Series I Convertible Preferred Stock	0	(1,333,236)	4,074,569	0	(4,074,569)	1,635,266	0
	Series II Convertible Preferred Stock	0	(583,747)	1,571,541	0	(1,571,541)	928,465	0
	Series II-A Convertible Preferred Stock	0	(52,787)	188,810	0	(188,810)	37,260	0
	Warrants for Series II-A Convertible Preferred Stock	0	(6,963)	17,925	0	(17,925)	11,895	0
Lodo Therapeutics Corporation	Series A Convertible Preferred Stock	$0	$0	$777,896	$3,483	$0	$3,483	$781,379
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$721,539	$0	$(585,564)	$(585,564)	$135,975
	Series Seed 2 Convertible Preferred Stock	0	0	477,157	0	(375,176)	(375,176)	101,981
	Series Seed 3 Convertible Preferred Stock	0	0	769,258	0	(617,119)	(617,119)	152,139

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/17	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 9/30/18
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES (F):
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0	$0	$907,129	$354,617	$0	$354,617	$1,261,746
	Series A Convertible Preferred Stock	0	0	1,305,499	157,880	0	157,880	1,463,379
	Series A-2 Convertible Preferred Stock	0	0	169,890	23,272	0	(26,532)	193,162
Produced Water Absorbents, Inc.	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Warrants for Common Stock	0	0	0	0	0	0	0
	Senior Secured Debt (H)	85,445	0	357,407	0	(357,407)	(492,514)	0
Senova Systems, Inc.	Series B-1 Convertible Preferred Stock	$0	$(1,083,963)	$0	$0	$0	$1,083,963	$0
	Series C Convertible Preferred Stock	0	(1,208,287)	0	0	0	1,208,287	0
	Warrants for Series B Preferred Stock	0	(20,000)	0	0	0	20,000	0
TARA Biosystems, Inc.	Common Stock	$0	$0	$651,642	$6,815	$0	$6,815	$658,457
	Series A Convertible Preferred Stock	0	0	2,802,573	28,887	0	28,887	2,831,460
Total Non-Controlled Affiliated Privately Held Companies		$98,092	$(4,354,544)	$32,491,545	$3,220,091	$(8,950,642)	$5,393,535	$26,760,994

NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES(F):
TheStreet, Inc.	Common Stock	$0	$0	$6,387,423	$3,883,391	$0	$3,825,451	$10,270,814
	Stock Options	0	0	0	7,132	0	7,132	7,132
	Restricted Stock Units	0	0	43,476	25,618	0	25,618	69,094
Total Non-Controlled Affiliated Publicly Traded Securities		$0	$0	$6,430,899	$3,916,141	$0	$3,858,201	$10,347,040
Total Non-Controlled Affiliated Privately Held Companies and Publicly Traded Securities		$98,092	$(4,354,544)	$38,922,444	$7,136,232	$(8,950,642)	$9,251,736	$37,108,034

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Realized Gain (Loss)	Value as of 12/31/17	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of 9/30/18
EQUITY METHOD INVESTMENT:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$0	$256,622	$0	$(108,476)	$0	$148,146
Total Equity Method Investment		$0	$0	$256,622	$0	$(108,476)	$0	$148,146

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of September 30, 2018.

(B)
Represents the total amount of interest or dividends and yield-enhancing fees on debt securities credited/(debited) to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended September 30, 2018.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)	"Controlled Affiliated" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security is on non-accrual status as of April 1, 2018 and, therefore, is considered non-income producing during the period ended September 30, 2018.

(H)	Debt security is on non-accrual status as of July 1, 2018 and, therefore, is considered non-income producing during the period ended September 30, 2018.

 **Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which are accounted for under the equity method.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	105,070
				$7,870,245	$105,070
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(M) (L3)		1,000,000	$10	$10
Series Seed Convertible Preferred Stock (acquired 3/28/17)	(M) (L3)		23,081,580	1,896,920	1,896,920
Unsecured Convertible Bridge Note, 0%, (acquired 3/28/17, no maturity date)	(M) (L3)		$2,000,000	2,000,000	2,000,000
				$3,896,930	$3,896,930
Total Controlled Affiliated Companies (4.6%)				$11,767,175	$4,002,000

NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$5,924
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	416,876
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/18)	(M) (L3)		$100,000	121,589	121,589
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		$25,000	28,025	28,025
				$1,802,258	$572,414
AgBiome, LLC		Fertilizers & Agricultural Chemicals
Series A-1 Convertible Preferred Stock (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$10,483,248
Series A-2 Convertible Preferred Stock (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,222,038
Series B Convertible Preferred Stock (acquired 8/7/15)	(I) (L3)		160,526	500,006	952,756
				$3,021,746	$13,658,042
Coba Therapeutics Corporation		Pharmaceuticals
Unsecured Convertible Bridge Note, 6% PIK, (acquired 2/27/18, maturing 2/27/19)	(M) (L3)		$145,530	$150,697	$150,697

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$1,025,822
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	367,867
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	438,671
				$2,100,000	$1,832,360
Ensemble Therapeutics Corporation		Pharmaceuticals
Series B Convertible Preferred Stock (acquired 6/6/07)	(I) (L3)		1,449,275	$2,000,000	$0
Series B-1 Convertible Preferred Stock (acquired 4/21/14)	(I) (L3)		492,575	551,553	86,104
				$2,551,553	$86,104
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$125,821
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,755,878
				$2,750,020	$2,881,699
Lodo Therapeutics Corporation		Pharmaceuticals
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	$658,190	$781,379
NGX Bio, Inc.		Research & Consulting Services
Series Seed Convertible Preferred Stock (acquired 6/6/14-1/10/16)	(M) (L3)		666,667	$500,002	$135,975
Series Seed 2 Convertible Preferred Stock (acquired 8/20/15-9/30/15)	(M) (L3)		329,989	499,999	101,981
Series Seed 3 Convertible Preferred Stock (acquired 6/26/17)	(M) (L3)		666,001	686,329	152,139
				$1,686,330	$390,095
ORIG3N, Inc.		Health Care Technology
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	$500,000	$1,261,746
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	1,463,379
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	193,162
				$2,200,002	$2,918,287
Produced Water Absorbents, Inc.		Oil & Gas Equipment & Services
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	$7,670,281	$0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,276,104	0
				$10,011,635	$0

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$658,457
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	2,831,460
				$2,545,513	$3,489,917
Total Non-Controlled Affiliated Privately Held Companies (30.6%)				$29,477,944	$26,760,994

PUBLICLY TRADED SECURITIES
TheStreet, Inc.		Financial Exchanges & Data
Common Stock (acquired 4/19/17-5/18/18)	(M) (L1)		4,668,552	$4,949,734	$10,270,814
Stock Options for Common Stock Expiring 1/1/25 (acquired 1/1/18)	(I) (L3)		3,333	0	2,544
Stock Options for Common Stock Expiring 5/18/25 (acquired 5/18/18)	(I) (L3)		10,000	0	4,588
Restricted Stock Units (acquired 5/18/18)	(M) (L3)		33,333	0	69,094
Total Non-Controlled Affiliated Publicly Traded Securities (11.9%)				$4,949,734	$10,347,040

EQUITY METHOD PRIVATELY HELD COMPANY
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-12/5/17)	(E)		719,427	$148,146	$148,146
Total Equity Method Privately Held Company (0.2%)				$148,146	$148,146
Total Investments in Non-Controlled Affiliated Companies, Publicly Traded Securities and Equity Method Company (42.7%)				$34,575,824	$37,256,180
Total Investments in Controlled, Non-Controlled Affiliated Companies, Publicly Traded Securities and Equity Method Company (47.3%)				$46,342,999	$41,258,180

Item 2. Controls and Procedures.

(a)        Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: October 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: October 29, 2018		Date: October 29, 2018